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SPYDER
WWW.SPYDERAUTO.COM

MasterCard VISA AMERICAN EXPRESS

BOTH SIDES MUST BE COMPLETED APPLICATION MUST BE SIGNED

FOR OFFICE USE ONLY

CUSTOMER APPLICATION

Company Profile

Date ________

Type of Business ecommerce Expected Monthly Purchase from Spyder 2018 Year of Established june

Corporation LLC State of Incorporation ___ Partnership ___ Sole Proprietor ___ Business Owned Since ________

Legal Corporate Name EJAY LLC

Business Name ________

Shipping Address 7437 HELLMAN AVE City ROSEMEAD State CA Zip 91770

Billing Address SAME City ________ State ________ Zip ________

Telephone Number (626) 8639533 FAX Number ( ) ________ Website / Email Add. ________

State Sales Tax Number (Attach Resale Cert.) 103-220593 Federal Tax I.D. Number ________

Owner of Business SHU TING LAW Soc. Sec. Number ________

Is Business a Subsidiary? NO No ____ Yes Franchise? ____ No ____ Yes

If Yes, Name Parent or Franchiser ________

TRADE AND (BANK REFERENCES) Optional IF ONLY COD to credit card Orders

Please list other warehouse distributors or major suppliers. List at least 3 references.

Name	Address	City	State	Zip (Area Code)	Phone No.
1)					
2)					
3)					
4)					

Name of Bank CHASE Phone (Area Code) ________ Fax (Area Code) ________ Since (Yr) ________

Address (Branch) 300 N LEMON AVE City WALNUT State CA Zip 91789

Checking Account Number 261732736 Officer to Contact ________

Applicant (Signature) SHU TING LAW Title ________

Guarantor (Signature) ________ Spouse/Partner ________

Guarantor (Signature) ________ Spouse/Partner ________

ABOVE SIGNATURE MUST BE BY OWNER(S) OR AUTHORIZED OFFICER OF COMPANY FOR BANK RELEASE INFORMATION!!!

Tel. (626) 934-8884
Fax. (626) 934-8885
19395 E. Walnut Dr. North
City of Industry, CA 91748

Initial WD Account Procedures

Thank you for your interest in establishing an account with Spyder Auto.
Please follow the below directions to expedite the activation of your account.

(Note: Pages 1, 3, 4, filled out, as well as a copy of your reseller's license are MANDATORY requirements for opening an account.)

Please fill out the attached forms to the best of your knowledge and make sure to submit the following:

- Company's Resale License
- Company's Business License
- Form BOE-230(7-20) entitled "General Resale Certificate"
- At least one of the following;
  - Void Company Check
  - Copy of Credit Card Front & Back
- Copy of your Driver's License

Submit the above documents via

- Fax: (626)934-8885
- E-Mail: luisr@spyderauto.com

Once you've submitted your application, please notify me, so that I can submit it for immediate processing. Once approved, I will contact you and inform you of the approval and you may begin placing orders with Spyder Auto. Please give us up to one hour for processing of applications. If you have any questions while filling out the application, or awaiting approval, please don't hesitate to give me a call or message me on one of the following online messenger services;

Best Regards,

Luis Ronquillo
Tel: (626) 956-9108
Fax: (626) 934-8885
luisr@spdyderauto.com

CREDIT CARD INFORMATION

Card Holder's Name____________________

Billing Address____________________

City __________ State ______ Zip Code ________

TYPES OF CREDIT CARD ACCEPTED MasterCard ____ Visa ____ AMEX ____ (ONLY)

ACCOUNT#: __________ Expiration Date: ______ 3 Digit Security Code______

Full Name, Owners/Officers   Title   Home Address   (Area code) Home Phone

1) ____________________

2) ____________________

Person to contact regarding billings/payments: ________ Tel No. ______ Email: ________

Person to contact regarding orders: ________ Tel No.: ______ Email: ________

NOTE:

1. Applicant's signature attests financial responsibility, willingness and ability to pay our invoices in accordance with the payment terms, which may be granted, and in accordance with Spyder published terms and policies as may be revised from time to time. All information is required to assess credit terms. Additional documents and/or information may be required as a condition of sales or credit terms.

2. You must purchase merchandise for the sole purpose of resale.

3. A service charge of $25.00 or 5%, whichever is greater, will be charged on any returned checks. If two checks are returned for any reason, the account will be placed on CASH or Money Order only.

4. Applicant also assumes responsibility for all bills contracted in his name at the designated address, and, if required to collect delinquent accounts, all collection agency, attorney expenses and court costs.

The information given herein is for the purpose of obtaining credit and is warranted to be true. *I/We understand that completion of this application does not constitute an offer to sell or an authorization to buy from Spyder.* I/We hereby authorize the firm to whom this application is made (Spyder) to investigate the references listed. I/We have read and fully understand the above.

Signature ________________ Date __________

Title __________ Firm Name __________

●●

FOR Spyder USE ONLY

Outside Salesperson Check Approval? ________ Terms Requested Net 30

Warehouse Location CA   Date Received 6/20/18

Authorization for D &B ________ Date 6/22/18.

Delivery Third party   Terms Net 30   Salesperson House Account

ACCOUNTING USE ONLY

Date Received 6/22/18   Approved by [signature]   Terms Net 30

Special Conditions:

SPYDER
WWW.SPYDERAUTO.COM

Phone: 626-934-8884
Fax: 626-934-8885
19395 E. Walnut Dr. North
City of Industry, CA 91748

PERSONAL GUARANTEE

Full Name: SHU TING LAW

Address: 7437 HELLMAN AVE, ROSEMEAD CA 91770

Phone No: 6268639533 Fax No:

Please submit a copy of your Driver's License with this form.

To Spyder, and to your agent and /or assignees, date JUNE 2018 for value Received, the receipt of which is acknowledged and in consideration of your advancing credit to SHU LAW Applicant, I/We, the undersigned hereby personally guarantee the prompt payment to you of all amounts now due and owing to you form said applicant. Each of the undersigned agrees that the liability for all sums guaranteed, shall be joint and several. Liability of the undersigned shall not be affected or prejudiced by the additional acceptance of a note of evidence of indebtedness,
the extension of time, payment arrangement or other indulgence granted to debtor, or by agreement affecting said indebtedness, and the undersigned hereby waives notice of all foresaid. The filing of a suit or the pursuit of collection or legal remedies against applicant shall not be condition precedent to the enforcement of this guarantee and the undersigned hereby expressly waive(s) demand, presentment for payment, protest, notice of protest or diligence. This
guarantee shall continue until you have received a notice of termination executed by the undersigned. Should the undersigned elect to terminate this guarantee, such termination shall not affect any liability the owing. The undersigned hereby agrees to pay all costs and such additional sums as the court may deem reasonable as attorney's fees in the event an action is filed hereon.

SHU LAW 6/28/2018

Signature Date

DISPLAY CONSPICUOUSLY AT PLACE OF BUSINESS FOR WHICH ISSUED

CALIFORNIA STATE BOARD OF EQUALIZATION

SELLER'S PERMIT

ACCOUNT NUMBER

03/01/2018 SR AP 103-220593

EJAY LLC
7437 HELLMAN AVE
ROSEMEAD, CA 91770-2213

NOTICE TO PERMITTEE: You are required to obey all Federal and State laws that regulate or control your business. This permit does not allow you to do otherwise.

IS HEREBY AUTHORIZED PURSUANT TO SALES AND USE TAX LAW TO ENGAGE IN THE BUSINESS OF SELLING TANGIBLE PERSONAL PROPERTY AT THE ABOVE LOCATION. THIS PERMIT IS VALID ONLY AT THE ABOVE ADDRESS.

THIS PERMIT IS VALID UNTIL REVOKED OR CANCELED AND IS NOT TRANSFERABLE. IF YOU SELL YOUR BUSINESS OR DROP OUT OF A PARTNERSHIP, NOTIFY US OR YOU COULD BE RESPONSIBLE FOR SALES AND USE TAXES OWED BY THE NEW OPERATOR OF THE BUSINESS.

Not valid at any other address

For general tax questions, please call our Customer Service Center at 1-800-400-7115 (TTY:711).
For information on your rights, contact the Taxpayers' Rights Advocate office at 1-888-324-2798 or 1-916-324-2798.

BOE-442-R REV. 16 (11-14)

A MESSAGE TO OUR NEW PERMIT HOLDER

As a seller, you have rights and responsibilities under the Sales and Use Tax Law. In order to assist you in your endeavor and to better understand the law, we offer the following sources of help:

- Visiting our website at *www.boe.ca.gov*
- Visiting a field office
- Attending a Basic Sales and Use Tax Law class offered at one of our field offices
- Sending your questions in writing to any one of our offices
- Calling our toll-free Customer Service Center at 1-800-400-7115 (TTY:711)

As a seller, you have the right to issue resale certificates for merchandise that you intend to resell. You also have the responsibility of not misusing resale certificates. While the sales tax is imposed upon the retailer,

- You have the right to seek reimbursement of the tax from your customer
- You are responsible for filing and paying your sales and use tax returns timely
- You have the right to be treated in a fair and equitable manner by the employees of the California State Board of Equalization (BOE)
- You are responsible for following the regulations set forth by the BOE

As a seller, you are expected to maintain the normal books and records of a prudent businessperson. You are required to maintain these books and records for no less than four years, and make them available for inspection by a BOE representative when requested. You are also expected to notify us if you are buying, selling, adding a location, or discontinuing your business, adding or dropping a partner, officer, or member, or when you are moving any or all of your business locations. If it becomes necessary to surrender this permit, you should only do so by mailing it to a BOE office, or giving it to a BOE representative.

If you would like to know more about your rights as a taxpayer, or if you are unable to resolve an issue with the BOE, please contact the Taxpayers' Rights Advocate office for help by calling toll-free, 1-888-324-2798 or 1-916-324-2798. Their fax number is 1-916-323-3319.

Please post this permit at the address for which it was issued and at a location visible to your customers.

CALIFORNIA STATE BOARD OF EQUALIZATION
Sales and Use Tax Department

CDTFA-230 REV. 1 (8-17)
GENERAL RESALE CERTIFICATE

STATE OF CALIFORNIA
CALIFORNIA DEPARTMENT OF TAX AND FEE ADMINISTRATION

California Resale Certificate

I HEREBY CERTIFY:

1. I hold valid seller's permit number: 103-220593

2. I am engaged in the business of selling the following type of tangible personal property:

   Auto Parts

3. This certificate is for the purchase from Ejay LLC [Vendor's name] of the item(s) I have listed in paragraph 5 below.

4. I will resell the item(s) listed in paragraph 5, which I am purchasing under this resale certificate in the form of tangible personal property in the regular course of my business operations, and I will do so prior to making any use of the item(s) other than demonstration and display while holding the item(s) for sale in the regular course of my business. I understand that if I use the item(s) purchased under this certificate in any manner other than as just described, I will owe use tax based on each item's purchase price or as otherwise provided by law.

5. Description of property to be purchased for resale:

   Headlight/Taillight/Foglight Assembly , Auto accessories and performance parts.

6. I have read and understand the following:

   For Your Information: A person may be guilty of a misdemeanor under Revenue and Taxation Code section 6094.5 if the purchaser knows at the time of purchase that he or she will not resell the purchased item prior to any use (other than retention, demonstration, or display while holding it for resale) and he or she furnishes a resale certificate to avoid payment to the seller of an amount as tax. Additionally, a person misusing a resale certificate for personal gain or to evade the payment of tax is liable, for each purchase, for the tax that would have been due, plus a penalty of 10 percent of the tax or $500, whichever is more.

NAME OF PURCHASER
Shu Ting Law

SIGNATURE OF PURCHASER, PURCHASER'S EMPLOYEE OR AUTHORIZED REPRESENTATIVE

PRINTED NAME OF PERSON SIGNING	TITLE
Shu Ting Law	Manager

ADDRESS OF PURCHASER
7437 Hellman Ave

TELEPHONE NUMBER	DATE
(626) 863-9533	6/28/18